EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the "Report") of PYR Energy Corporation (the "Company") for the fiscal quarter ended November 30, 2002, each of the undersigned D. Scott Singdahlsen, the Chief Executive Officer of the Company, and Andrew P. Calerich, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 14, 2003




/s/ D. Scott Singdahlsen
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D. Scott Singdahlsen, Chief Executive Officer




/s/ Andrew P. Calerich
----------------------
Andrew P. Calerich, Chief Financial Officer